UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): March 11, 2010

ENVISION SOLAR INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-147104	20-8457250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7675 Dagget Street, Suite 150 San Diego, California	92111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

Casita Enterprises, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On March 11, 2010, Casita Enterprises, Inc., a Nevada corporation (the "Company"), entered into an Agreement and Plan of Merger with Envision Solar International, Inc., a California corporation and the Company's wholly owned subsidiary ("Envision CA"), pursuant to which Envision CA merged with and into the Company, with the Company being the surviving corporation and continuing its existence as a Nevada corporation. In connection with the merger, the Company amended its Articles of Incorporation on March 11, 2010 to change its name to “Envision Solar International, Inc.”

As a result of the merger, each share of common stock, no par value per share, of Envision CA that was issued and outstanding immediately prior to the merger was canceled and each share of common stock of the Company was not changed or converted in any manner. All of the property, rights, privileges, powers and franchises of Envision CA became vested in the Company, and the Company assumed all of the debts, liabilities, obligations, restrictions, disabilities and duties of Envision CA.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2010, Joanna Tan resigned as executive vice president, chief operating officer and secretary of the Company.

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required to be disclosed under this Item 5.03 is set forth above under Item 1.01.

Item 9.01.     Financial Statements and Exhibits.

      (d) Exhibits.

Exhibit No.	Description

10.1	Agreement and Plan of Merger, dated March 11, 2010, by and between Casita Enterprises, Inc. and Envision Solar International, Inc.
10.2	Articles of Merger filed with the Secretary of State of the State of Nevada
10.3	Certificate of Correction filed with the Secretary of State of the State of Nevada
10.4	Certificate of Ownership filed with the Secretary of State of the State of California

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION SOLAR INTERNATIONAL, INC.

Dated: April 12, 2010	By: /s/ Howard Smith
Name: Howard Smith
Title: Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

10.1	Agreement and Plan of Merger, dated March 11, 2010, by and between Casita Enterprises, Inc. and Envision Solar International, Inc.
10.2	Articles of Merger filed with the Secretary of State of the State of Nevada
10.3	Certificate of Correction filed with the Secretary of State of the State of Nevada
10.4	Certificate of Ownership filed with the Secretary of State of the State of California